FOR IMMEDIATE RELEASE	Exhibit 99.1
Media Contact:
Robin Austin
QLogic Corporation
Phone: (949) 389-6865
robin.austin@qlogic.com
Investor Contact:
Jeanie Herbert
QLogic Corporation
Phone: (949) 389-6343
jeanie.herbert@qlogic.com
QLOGIC REPORTS THIRD QUARTER
RESULTS FOR FISCAL YEAR 2009
ALISO VIEJO, Calif., January 26, 2009 — QLogic Corp. (NASDAQ:QLGC), a leading supplier of high performance network infrastructure solutions, today announced its third quarter financial results for the period ended December 28, 2008.
Third Quarter Highlights
•	Net revenue increased 4% from the comparable quarter last year to $163.7 million.

•	Net income: $30.8 million GAAP, $42.5 million non-GAAP.

•	Net income per diluted share: $0.24 GAAP, $0.34 non-GAAP.

•	Cash generated from operations was $49.9 million.

•	$371.7 million in cash and marketable securities as of December 28, 2008.
Financial Results
Net revenue for the third quarter of fiscal 2009 was $163.7 million and increased 4% from $158.0 million in the comparable quarter last year. Revenue from Host Products, which are comprised primarily of Fibre Channel and iSCSI host bus adapters and InfiniBand host channel adapters, was $112.2 million during the third quarter of fiscal 2009 compared to $118.9 million in the same quarter last year. Revenue from Network Products, which are comprised primarily of Fibre Channel and InfiniBand switches, was $32.8 million during the third quarter of fiscal 2009 and increased 18% from $27.8 million in the comparable quarter last year. Revenue from Silicon Products, which are comprised primarily of protocol chips, was $16.5 million during the third quarter of fiscal 2009 and increased 78% from $9.3 million in the comparable quarter last year.
Net income on a GAAP basis for the third quarter of fiscal 2009 was $30.8 million, or $0.24 per diluted share, compared to $31.9 million, or $0.23 per diluted share for the third quarter of fiscal 2008. Net income on a GAAP basis for the third quarter of fiscal 2009 includes stock-based compensation expense, acquisition-related charges, special charges, impairment charges on available-for-sale securities, net gains on trading securities, and the related income tax effects and valuation allowance on deferred tax assets. Net income on a non-GAAP basis for the third quarter of fiscal 2009 was $42.5 million, or $0.34 per diluted share, and increased from $41.0 million, or $0.30 per diluted share for the third quarter of fiscal 2008.
“Despite a very challenging macroeconomic environment, QLogic delivered solid financial performance during the third quarter,” said H.K. Desai, QLogic’s chief executive officer. “We are confident that our technology focus and business strategies are fundamentally sound. We will continue to invest in key development projects and maximize operating efficiencies to drive market leadership and long-term success.”
QLogic uses certain non-GAAP financial measures to supplement financial statements based on GAAP. A summary of these non-GAAP financial measures and a reconciliation of each non-GAAP financial measure to the most directly comparable GAAP financial measure, as well as a description of the reasons that management believes that these non-GAAP financial measures provide useful information to investors and the additional purposes for which management uses these non-GAAP financial measures is presented in the accompanying financial schedules.
QLogic’s fiscal 2009 third quarter conference call is scheduled for today at 2:30 p.m. Pacific Time (5:30 p.m. Eastern Time). H.K. Desai, chief executive officer, and Simon Biddiscombe, senior vice president and chief financial officer, will host the conference call. The call is being webcast live via the Internet at http://ir.qlogic.com and www.earnings.com. Phone access to participate in the conference call is available at (913) 312-0849, pass code: 3198574.
The financial information that the company intends to discuss during the conference call will be available on the company’s website at http://ir.qlogic.com for twelve months following the conference call. A replay of the conference call will be available via webcast at http://ir.qlogic.com for twelve months.

About QLogic
QLogic (NASDAQ: QLGC) is a global leader and technology innovator in high performance networking, including adapters, switches and ASICs. Leading OEMs and channel partners worldwide rely on QLogic products for their data, storage and server networking solutions. QLogic is a NASDAQ Global Select company and is included in the S&P 500. For more information, visit http://www.qlogic.com.
Disclaimer — Forward Looking Statements
This press release contains statements relating to future results of the company (including certain beliefs and projections regarding business trends) that are “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected or implied in the forward-looking statements. The company advises readers that these potential risks and uncertainties include, but are not limited to: potential fluctuations in operating results; revenues may be affected by changes in IT spending levels; gross margins that may vary over time; the stock price of the company may be volatile; the company’s dependence on the storage area network market; potential adverse effects of server virtualization technology on the company’s business; potential adverse effects of increased market acceptance of blade servers; the ability to maintain and gain market or industry acceptance of the company’s products; the company’s dependence on a limited number of customers; seasonal fluctuations and uneven sales patterns in orders from customers; the company’s ability to compete effectively with other companies; declining average unit sales prices of comparable products; a reduction in sales efforts by current distributors; the company’s dependence on sole source and limited source suppliers; the company’s dependence on relationships with certain silicon chip suppliers; declines in the market value of the company’s marketable securities; the complexity of the company’s products; sales fluctuations arising from customer transitions to new products; environmental compliance costs; international economic, regulatory, political and other risks; uncertain benefits from strategic business combinations; the ability to attract and retain key personnel; difficulties in transitioning to smaller geometry process technologies; the ability to protect proprietary rights; the ability to satisfactorily resolve any infringement claims; reliance on third party technology; the use of “open source” software in the company’s products; changes in the company’s tax provisions or adverse outcomes resulting from examination of its income tax returns; computer viruses and other tampering with the company’s computer systems; and facilities of the company and its suppliers and customers are located in areas subject to natural disasters.
More detailed information on these and additional factors which could affect the company’s operating and financial results are described in the company’s Forms 10-K, 10-Q and other reports filed, or to be filed, with the Securities and Exchange Commission. The company urges all interested parties to read these reports to gain a better understanding of the business and other risks that the company faces. The forward-looking statements contained in this press release are made only as of the date hereof, and the company does not intend to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.
QLogic and the QLogic logo are registered trademarks of QLogic Corporation. Other trademarks and registered trademarks are the property of the companies with which they are associated.

QLOGIC CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(unaudited — in thousands, except per share amounts)

	Three Months Ended		Nine Months Ended
	December 28,	December 30,	December 28,	December 30,
	2008	2007	2008	2007
Net revenues	$163,691	$158,040	$503,315	$438,143
Cost of revenues	54,770	52,237	165,542	152,113

Gross profit	108,921	105,803	337,773	286,030

Operating expenses:
Engineering and development	33,117	33,174	100,565	100,916
Sales and marketing	20,918	20,292	67,895	62,104
General and administrative	8,172	8,260	24,892	25,250
Special charges	1,407	—	1,407	3,772

Total operating expenses	63,614	61,726	194,759	192,042

Operating income	45,307	44,077	143,014	93,988

Interest and other income, net	2,511	4,866	2,035	16,885

Income before income taxes	47,818	48,943	145,049	110,873

Income taxes	17,028	17,073	55,457	37,428

Net income	$30,790	$31,870	$89,592	$73,445

Net income per share:
Basic	$0.24	$0.23	$0.69	$0.51
Diluted	$0.24	$0.23	$0.68	$0.50

Number of shares used in per share calculations:
Basic	126,180	136,836	130,050	144,932
Diluted	126,497	137,421	130,932	145,614

QLOGIC CORPORATION
RECONCILIATION OF GAAP NET INCOME TO
NON-GAAP NET INCOME
(unaudited — in thousands, except per share amounts)

	Three Months Ended		Nine Months Ended
	December 28,	December 30,	December 28,	December 30,
	2008	2007	2008	2007
GAAP net income	$30,790	$31,870	$89,592	$73,445
Items excluded from GAAP net income:
Stock-based compensation	7,005	8,062	22,144	24,249
Amortization of purchased intangible assets	2,713	3,618	12,319	13,107
Acquisition-related stock-based compensation	292	606	787	568
Special charges	1,407	—	1,407	3,772
Impairment of available-for-sale securities	4,259	—	12,002	—
Net gains on trading securities	(3,605)	—	(3,605)	—
Income taxes	(354)	(3,170)	(4,970)	(11,504)

Total non-GAAP adjustments	11,717	9,116	40,084	30,192

Non-GAAP net income	$42,507	$40,986	$129,676	$103,637

Net income per diluted share:
GAAP net income	$0.24	$0.23	$0.68	$0.50
Adjustments	0.10	0.07	0.31	0.21

Non-GAAP net income	$0.34	$0.30	$0.99	$0.71

Non-GAAP Financial Measures
The non-GAAP financial measures contained herein are a supplement to the corresponding financial measures prepared in accordance with generally accepted accounting principles (GAAP). The non-GAAP financial measures presented exclude the items summarized in the above table. Management believes that adjustments for these items assist investors in making comparisons of period to period operating results and that these items are not indicative of the company’s on-going core operating performance.
The company has presented non-GAAP net income and non-GAAP net income per diluted share, on a basis consistent with its historical presentation, to assist investors in understanding the company’s core net income and core net income per diluted share on an on-going basis. These non-GAAP financial measures may also assist investors in making comparisons of the company’s core net profitability with historical periods and comparisons of the company’s core net profitability with the corresponding results for competitors. Management believes that non-GAAP net income and non-GAAP net income per diluted share are important measures in the evaluation of the company’s profitability. These non-GAAP financial measures exclude the adjustments described in the above table, and thus provide an overall measure of the company’s on-going net profitability and related profitability on a diluted per share basis.
Management uses non-GAAP net income and non-GAAP net income per diluted share in its evaluation of the company’s core after-tax results of operations and trends between fiscal periods and believes that these measures are important components of its internal performance measurement process. In addition, the company prepares and maintains its budgets and forecasts for future periods on a basis consistent with these non-GAAP financial measures. Management believes that providing these non-GAAP financial measures allows investors to view the company’s financial results in the way that management views the financial results.

The non-GAAP financial measures presented herein have certain limitations in that they do not reflect all of the costs associated with the operations of the company’s business as determined in accordance with GAAP. Therefore, investors should consider non-GAAP financial measures in addition to, and not as a substitute for, or as superior to, measures of financial performance prepared in accordance with GAAP. The non-GAAP financial measures presented by the company may be different from the non-GAAP financial measures used by other companies.
For additional information on the items excluded from the non-GAAP financial measures and why the company believes that these non-GAAP financial measures provide useful supplemental information to investors, the company refers you to the Form 8-K regarding this release filed today with the Securities and Exchange Commission.
A summary of the non-GAAP adjustments presented in the table above by the financial statement line impacted is as follows:

(unaudited — in thousands)	Three Months Ended		Nine Months Ended
	December 28,	December 30,	December 28,	December 30,
	2008	2007	2008	2007
Non-GAAP Adjustments:
Cost of revenues:
Stock-based compensation	$569	$564	$1,577	$1,629
Amortization of purchased intangible assets	1,873	2,778	9,800	10,088
Acquisition-related stock-based compensation	—	—	—	(24)

Total cost of revenue adjustments	2,442	3,342	11,377	11,693

Operating expenses:
Engineering and development:
Stock-based compensation	3,748	3,851	11,600	11,131
Amortization of purchased intangible assets	32	32	94	283
Acquisition-related stock-based compensation	286	587	770	554
Sales and marketing:
Stock-based compensation	1,288	1,479	4,303	4,753
Amortization of purchased intangible assets	808	808	2,425	2,736
Acquisition-related stock-based compensation	6	19	17	38
General and administrative:
Stock-based compensation	1,400	2,168	4,664	6,736
Special charges	1,407	—	1,407	3,772

Total operating expense adjustments	8,975	8,944	25,280	30,003

Interest and other income:
Impairment of available-for-sale securities	4,259	—	12,002	—
Net gains on trading securities	(3,605)	—	(3,605)	—

Total interest and other income adjustments	654	—	8,397	—

Total non-GAAP adjustments before income taxes	12,071	12,286	45,054	41,696
Income taxes	(354)	(3,170)	(4,970)	(11,504)

Total non-GAAP adjustments	$11,717	$9,116	$40,084	$30,192

QLOGIC CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(unaudited — in thousands)

	December 28, 2008	March 30, 2008
ASSETS

Current assets:
Cash and cash equivalents	$151,681	$160,009
Short-term marketable securities	183,063	160,497
Accounts receivable, net	87,531	81,642
Inventories	30,171	27,520
Deferred tax assets	22,563	32,227
Other current assets	9,450	8,925

Total current assets	484,459	470,820

Long-term marketable securities	36,908	55,903
Property and equipment, net	93,071	93,726
Goodwill	118,859	127,409
Purchased intangible assets, net	22,027	34,652
Deferred tax assets	26,484	25,870
Other assets	3,957	2,586

	$785,765	$810,966

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$35,915	$35,643
Accrued compensation	24,824	31,120
Accrued taxes	3,905	5,262
Deferred revenue	6,998	8,693
Other current liabilities	6,893	5,952

Total current liabilities	78,535	86,670

Accrued taxes	56,245	48,163
Deferred revenue	8,603	5,087
Other liabilities	4,742	5,130

Total liabilities	148,125	145,050

Stockholders’ equity:
Common stock	202	200
Additional paid-in capital	703,689	657,893
Retained earnings	1,174,530	1,084,938
Accumulated other comprehensive income (loss)	291	(2,530)
Treasury stock	(1,241,072)	(1,074,585)

Total stockholders’ equity	637,640	665,916

	$785,765	$810,966

QLOGIC CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(unaudited — in thousands)

	Nine Months Ended
	December 28,	December 30,
	2008	2007
Cash flows from operating activities:
Net income	$89,592	$73,445
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	24,579	22,842
Stock-based compensation	22,144	24,249
Acquisition-related:
Amortization of purchased intangible assets	12,319	13,107
Stock-based compensation	787	568
Deferred income taxes	15,632	(12,472)
Impairment of available-for-sale securities	12,002	—
Net gains on trading securities	(3,605)	—
Provision for losses on accounts receivable	111	190
Loss on disposal of property and equipment	137	1,121
Changes in operating assets and liabilities:
Accounts receivable	(6,000)	(2,286)
Inventories	(2,651)	7,720
Other assets	(2,149)	2,053
Accounts payable	(2,073)	3,813
Accrued compensation	(5,376)	(7,108)
Accrued taxes	6,725	33,329
Deferred revenue	1,821	2,740
Other liabilities	(702)	(756)

Net cash provided by operating activities	163,293	162,555

Cash flows from investing activities:
Purchases of available-for-sale securities	(117,475)	(120,923)
Proceeds from sales and maturities of available-for-sale securities	107,874	348,387
Proceeds from disposition of trading securities	2,675	—
Additions to property and equipment	(21,410)	(22,460)
Acquisition of business	—	67

Net cash provided by (used in) investing activities	(28,336)	205,071

Cash flows from financing activities:
Proceeds from issuance of stock under stock plans	21,624	11,262
Tax benefit from issuance of stock under stock plans	323	364
Purchase of treasury stock	(165,232)	(315,276)

Net cash used in financing activities	(143,285)	(303,650)

Net increase (decrease) in cash and cash equivalents	(8,328)	63,976

Cash and cash equivalents at beginning of period	160,009	76,804

Cash and cash equivalents at end of period	$151,681	$140,780

QLOGIC CORPORATION
SUPPLEMENTAL FINANCIAL INFORMATION
(unaudited — in thousands)
Net Revenues
A summary of the company’s revenue components is as follows:

	Three Months Ended		Nine Months Ended
	December 28,	December 30,	December 28,	December 30,
	2008	2007	2008	2007
Host Products	$112,181	$118,915	$352,498	$327,559
Network Products	32,788	27,833	92,477	74,239
Silicon Products	16,492	9,275	47,707	30,383
Royalty and Service	2,230	2,017	10,633	5,962

	$163,691	$158,040	$503,315	$438,143

Geographic Revenues
Revenues by geographic area are presented based upon the country of destination. Net revenues by geographic area are as follows:

	Three Months Ended		Nine Months Ended
	December 28,	December 30,	December 28,	December 30,
	2008	2007	2008	2007
United States	$75,759	$78,647	$240,085	$224,935
Europe, Middle East and Africa	40,395	40,243	123,407	105,425
Asia-Pacific and Japan	38,985	29,143	111,410	81,000
Rest of world	8,552	10,007	28,413	26,783

	$163,691	$158,040	$503,315	$438,143